UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  January 20, 2021

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101
(Address of Principal Executive Offices) (Zip Code)

(619)301-4200
Registrant's telephone number, including area code

(Former name or former address, if changed since last report)

            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[    ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On January 20, 2021, the Company issued a press release entitled “TPT Global Tech's [OTCQB:TPTW] Subsidiary TPT MedTech's New Jersey's Customer Saturnus Capital Management LLC Launch's Operations Utilizing "QuikLAB" Testing, Monitoring, Vaccination APP and Its "QuikPASS" Check and Verify Platform in the Tri State Area.” A copy of the press release is attached hereto as Exhibit 99.1.

On January 21, 2021, the Company issued a press release entitled “TPT Global Tech’s [OTCQB:TPTW] Subsidiary TPT MedTech Signs $338K PO and SaaS Contract with Baywest Wellness LTD. Hospital and Clinics to Launch Its Mobile “QuikLAB” Testing, Monitoring, Vaccination App and It’s “QuikPASS” Check and Verify Platform in the Country of Jamaica.” A copy of the press release is attached hereto as Exhibit 99.2.

On January 26, 2021, the Company issued a press release entitled “TPT Global Tech’s (OTCQB:TPTW) Subsidiary TPT MedTech and its Distributor AllStar Health Brands Complete a $338k Transaction with Baywest Wellness Ltd Hospital and Clinics to Launch Its "QuikLAB" Testing and "QuikPASS" Check and Verify Passport in the Country of Jamaica.” A copy of the press release is attached hereto as Exhibit 99.3.

On January 27, 2021, the Company issued a press release entitled “TPT Global Tech's [OTCQB:TPTW] Subsidiary TPT MedTech Announces Jamaica International Airport Selects "QuikLAB" Testing, Monitoring, Vaccination App and “QuikPASS” Check and Verify Passport Platform.” A copy of the press release is attached hereto as Exhibit 99.4.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
99.1	Press Release, dated January 20, 2021
99.2	Press Release, dated January 21, 2021
99.3	Press Release, dated January 26, 2021
99.4	Press Release, dated January 27, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

By:	/s/ Stephen J. Thomas, III
Stephen J. Thomas, III
Title: Chief Executive Officer

Date: January 29, 2021